SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 4, 2005

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                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-17771                 75-2243266
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


         Six Harrison Street
          New York, New York                                          10013
 (Address of principal executive offices)                           (Zip code)


       Registrant's telephone number, including area code: (212) 925-8745


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

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Item 1.01   Entry into a Material Definitive
            Agreement........................................................3

Signature....................................................................4











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Item 1.01 Entry into a Material Definitive Agreement.

      On March 4, 2005, Franklin Credit Management Corporation (the "Company") entered into a Sublease Agreement with Lehman Brothers Holdings Inc. (the "Sublandlord") to sublease approximately 33,866 square feet of space at 101 Hudson Street, Jersey City, New Jersey for use as executive and administrative offices.

      Commencement of the term of the sublease, which is subject to certain conditions, is currently expected to occur by approximately April 1, 2005. The term of the Sublease will expire on December 30, 2010.

      Under the sublease, the Company will pay gross rent and service fees of approximately $65,167 per month, commencing seven months after the beginning of the term, subject to an annual increase in the amount of the monthly payment of $2,822 on each anniversary of commencement of the term. The Company will also post a security deposit, in the form of a letter of credit of approximately $190,500.

      Under the sublease, the Sublandlord also agreed to make certain improvement to the premises, and to contribute approximately $677,000 towards the cost of improvements to be made by the Company.








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2005

                                       FRANKLIN CREDIT MANAGEMENT CORPORATION

                                       By: /s/ Jeffrey R. Johnson
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                                          Name:  Jeffrey R. Johnson
                                          Title: Chief Executive Officer







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